Holly Corporation Fall 2004 CSFB Presentation

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the outcome of Holly's litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Investment Highlights--Holly Western States refiner in high margin Rocky Mountain region Strategic relationship between Holly & HEP Focused on organic and acquisition growth opportunities Strong Balance Sheet & Cash Flows Financial flexibility to pursue growth opportunities Experienced management team

Refined product pipelines and terminals business located in markets with above average population growth Stable, fee-based cash flows from long-term contracts Reciprocal strategic relationship with Holly Corporation Visible organic and acquisition growth opportunities Financial flexibility to pursue growth opportunities Experienced management team Attractive yield versus other yield oriented investments Key Investment Highlights-Holly Energy

Strong Balance Sheet & Income Statement Performance Pre-tax Margin Return on Assets Return on Invested Capital Debt / Equity

Strong Balance Sheet & Income Statement: Pre-Tax Margin SUN VLO TSO PCO FTO GI HOC 0.037 0.042 0.054 0.037 0.036 0.015 0.074 (Earnings before tax / Total Revenues, definition at end of presentation) SUN VLO TSO FTO GI HOC 0.025 0.025 0.009 0.02 0.008 0.033 Latest 12 months 5-Year Average

Strong Balance Sheet & Income Statement: Return on Assets SUN VLO TSO PCO FTO GI HOC 0.064 0.072 0.09 0.059 0.073 0.026 0.115 (Net Income / Total Assets, definition at end of presentation) SUN VLO TSO FTO GI HOC 0.04 0.031 0.015 0.045 0.008 0.066 Latest 12 months 5-Year Average

Strong Balance Sheet & Income Statement: Return on Invested Capital SUN VLO TSO PCO FTO GI HOC 0.147 0.113 0.123 0.078 0.117 0.037 0.264 (Net Income / Total Debt + Shareholder Equity, definition at the end of presentation) SUN VLO TSO FTO GI HOC 0.087 0.052 0.021 0.077 0.015 0.152 Latest 12 months 5-Year Average

Strong Balance Sheet & Income Statement: Debt/Equity SUN VLO TSO PCO FTO GI HOC 0.926 0.738 1.534 1.1 1.558 2.239 0.067 (Total Debt / Total Equity, definition at the end of presentation) SUN VLO TSO FTO GI HOC 0.81 0.907 1.399 1.844 2.338 0.223 Latest 12 months 5-Year Average

Holly & HEP Assets Spokane Boise Mountain Home Burley Tucson Alon Refinery Rio Grande El Paso 108,000 bpd of refining capacity All HOC refineries have direct connection to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas and Southeast New Mexico Over 1,100 miles of product pipelines 9 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP Bloomfield Moriarty Albuquerque Navajo Refinery Woods Cross Terminal HEP Pipeline Holly Corp Refinery Non- HEP Pipeline Third Party Refinery Great Falls Great Falls

Refining & Marketing Objectives Safe, reliable and environmentally responsible operations Effective utilization of available capacity Increase crude oil and low cost feedstock flexibility Cost effective delivery of profitable refinery crude slates and feedstocks Superior expense and capital expenditure management Expansion of capacity through low cost investments and strategic acquisitions Growth in production of high value products Growth in high value markets Full capture of advantages of small refiner designation Leading industry returns

Woods Cross Refinery (25,000 bpd) Montana Refinery (8,000 bpd) High Margin Refining Region Margins(c) NRC W-C MRC 2003 $7.43 $6.10 $7.35 6 mo '04 $12.40 $7.44 $8.52 2003 EBITDA (mm) $112 '04 6mo. EBITDA (MM) $125 Current Refining Capacity (bpd) 108,000 Equity Market Cap (mm)(a) $640 Total Debt (mm)(b) 17 Cash (mm)(b) 64 Navajo Refinery (75,000 bpd) Holly Corp (HOC) As of August 31, 2004. Market capitalization is computed by multiplying the share price by the number of shares outstanding. As of June 30, 2004. Gross refining margins is defined at end of presentation

New Mexico Refinery Facility 75,000 BPD 'Sour' cracking refinery Advantaged lease crude supplies Attractive Arizona clean gasoline production Favorable small refiner based clean fuels classification Gasoline AZ CBG Distillate Asphalt 22 37 33 6 Production Mix

New Mexico Refinery Crude Supply Strategic access to high quality, cost advantaged crude Over 650 miles of crude pipelines and gathering systems Over 600,000 barrels of crude receiving terminals Supply reach extended with efficient trucking fleet Strong relationships established with over 500 suppliers Crude Pipeline & Gathering System Crude Pipeline & Gathering System

New Mexico Refining Margins 29 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.07 4.72 6.77 6.46 4.92 5.11 5.5 5.73 4.37 4.38 3.88 2 West 1.25 1.71 1.38 1.32 0.94 1.11 0.24 1.98 4.4 4.2 3.03 1.21 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 1.65 0.99 3.58 5.58 6.42 4.83 1.54 2.42 1.36 1.35 0.78 4.58 nrc gm 6.93 10.67 11.59 14.65 16.08 11.99 gc 321 4.78 5.5 6.61 5.53 4.09 3.54 3.71 4.93 3.43 3.42 2.14 4.4 pre ex gm Red bars represent 5-yr. high & low gross margin range. Median of that range is depicted in blue. Actual '04 gross margin is represented with black line. Maroon line is 5-yr. avg. Gulf Coast 3-2-1 refining margin benchmark.

Utah Refining Facility 25,000 BPD high conversion cracking refinery Access to Canadian, Utah, Colorado and Wyoming crudes Niche high growth product markets Favorable small refiner based clean fuels classification Gasoline Distillate Fuel Oil 60 34 6 Production Mix

Utah Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 0 0 0 0 0 0 0 2.39 2.28 5.65 11.09 12.06 6.95 6.97 9.07 9.81 4.81 5.55 3.88 Actual '03 GM value Actual '04 GM value Gulf Coast 3-2-1 Actual '04 GM avg: $7.44/bbl

Montana Refinery 8,000 BPD Sour Cracking Refinery Access to Canadian crudes Asphalt niche Favorable small refiner based clean fuels classification Gasoline Distillate Asphalt 42 26 29 Production Mix

Montana Refining Margins 37 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 0.06 2.96 3.92 6.86 5.59 4.95 8.73 4.11 4.95 5.15 2.04 2.94 West 4.42 2.22 5.88 0.98 3.07 2.84 0.2 4.93 4.63 2.14 6.15 1.79 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.4 4.25 3.99 4.82 7.48 7.73 1.4 3.01 3.93 3.21 2.18 4.25 mrc gm 5.02 4.37 7.59 6.57 9.29 11.49 gc 321 4.78 5.5 6.61 5.53 4.09 3.54 3.71 4.93 3.43 3.42 2.14 4.4 Red bars represent 5-yr. high & low gross margin range. Median of that range is depicted in blue. Actual '04 gross margin is represented with black line. Maroon line is 5-yr. avg. Gulf Coast 3-2-1 refining margin benchmark.

Definitions Gross refining margin - Refining revenues less refining cost of products sold Pre-tax margin - Income before income taxes divided by sales and other revenues Return on assets - Net income divided by total assets Return on invested capital - Net income divided by the sum of total stockholders' equity plus debt. Debt includes long-term debt, including current maturities, and borrowings under the Company's credit agreement. Debt to equity - Debt divided by total stockholders' equity.

Definitions Earnings Before Interest, Taxes, Depreciation and Amortization - 6 months ended 6/30/04 & 2003 full-year (in thousands): 6 mo '04 2003 Net Income $64,969 $46,053 Add provision for income tax 40,947 28,306 Add interest expense 1,706 2,136 Subtract interest income (2,390) (458) Add depreciation & amortization 19,855 36,275 EBITDA $125,087 $112,312 Earnings before interest, taxes, depreciation and amortization - EBITDA is calculated as net income plus (i) interest expense, (ii) less interest income, (iii) plus income tax provision, and (iv) plus depreciation, depletion and amortization. EBITDA is not a calculation based upon generally accepted accounting principles; however, the amounts included in the EBITDA calculation are derived from amounts included in the consolidated financial statements of Holly. EBITDA should not be considered as an alternative to net income or operating income, as an indication of operating performance of Holly or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it enhances an investor's understanding of Holly's ability to satisfy principal and interest obligations with respect to Holly's indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by Holly management for internal analysis and as a basis for financial covenants. EBITDA is reconciled to net income in the table above.

Holly Corporation Holly Energy Partners, L.P. 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Steve McDonnell Vice President, CFO (214) 871-3584 steve@hollycorp.com Neale Hickerson V.P.-Treasury & Investor Relations (214) 871-3572 neale@hollycorp.com